UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): May 11, 2004

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-19291	33-0282651

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California 92614

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 851-1473

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 11, 2004, announcing CorVel Corporation’s financial results for the three and twelve months ended March 31, 2004 (furnished herewith but not filed pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

     On May 11, 2004, CorVel Corporation issued a press release announcing its financial results for the three and twelve months ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit No. 99.1.

     The information contained in this report and in the exhibit attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 11, 2004
CORVEL CORPORATION,
a Delaware corporation
(Registrant)

	By:	/s/ RICHARD J. SCHWEPPE

Richard J. Schweppe
Chief Financial Officer and Secretary

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Index to Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 11, 2004, announcing CorVel Corporation’s financial results for the three and twelve months ended March 31, 2004 (furnished herewith but not filed pursuant to Item 12).

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